UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2008

                            Industrial Minerals, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


        000-30651                                                11-3763974
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(Commission File Number)                                     (I.R.S. Employer
                                                             Identification No.)

     2904 South Sheridan Way, Suite #100, Oakville, Ontario, Canada L6J 7L7
     -----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905)-829-0220

                  ---------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS: ELECTION OF DIRECTORS:
            APPOINTMENT OF PRINCIPAL OFFICERS.

On January 31, 2008, Scott Old resigned as Vice President of Sales and Marketing of the registrant. At the time of his resignation, Mr. Old had no disagreement with the registrant on any matter relating to the registrant's operations, policies or practices. The registrant has provided Mr. Old with a copy of this current report prior to the filing thereof and informed him that he had the opportunity to provide the registrant with correspondence stating whether he agrees or disagrees with the disclosure contained in this current report which the registrant would also file such correspondence as an exhibit to this current report or an amendment thereto. The Settlement & Release Agreement with Mr. Old is an exhibit to this current report on Form 8-K.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

     17.7 Settlement & Release Agreement of Scott Old


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                            INDUSTRIAL MINERALS, INC.

                                  (Registrant)

                            Dated: February 19, 2008

                            /s/ Robert Dinning
                            ------------------
                     Robert Dinning, Chief Financial Officer


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